 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 30, 2020

Commission File Number	000-31380

APPLIED MINERALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 432 Eureka, UT	84628
(Address of principal executive offices)	(Zip Code)

(435) 433-2059
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders was held on December 30, 2020. The following sets forth the items voted on and the results.

PROPOSAL 1: ELECTION OF DIRECTORS

	FOR	WITHHELD
MARIO CONCHA	57,589,429	12,749,939
JOHN LEVY	50,466,497	20,175,911
ROBERT BETZ	58,046,516	12,593,852
GEOFFREY SCOTT	58,027,816	12,614,552
CHRISTOPHER CARNEY	58,053,053	12,589,315

There were 37,974,994 broker non-votes with respect to each person elected as director

PROPOSAL 2: ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,163,727	2,649,727	7,828,914	37,974,994

PROPOSAL 3: RATIFY MALONEBAILEY, LLP AS INDEPENDENT REGISTERED PUBLIC ACCTOUNTANT

FOR	AGAINST	ABSTAIN
107,846,975	287,453	470,934

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS, INC.

Dated:	January 13, 2021	/s/ CHRISTOPHER T. CARNEY
By: Christopher T. Carney
President and Chief Executive Officer